Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certfication set forth below is being submitted in connection with the Quarterly Report of Pacific Capital Bancorp (the “Company”) on Form 10-Q for the quarter ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

I, Donald Lafler, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2005

By:	/S/ Donald Lafler
Donald Lafler
Executive Vice President and Chief Financial Officer